UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

ONVIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35164	91-1859172
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

509 Olive Way, Suite 400 Seattle, Washington 98101	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 282-5170

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement with Project Diamond Intermediate Holdings Corp. and Project Olympus Merger Sub, Inc.

On October 4, 2017, Onvia, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project Diamond Intermediate Holdings Corp., a Delaware corporation (“Parent”), and Project Olympus Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), providing for the acquisition of the Company by Parent in an all-cash transaction, consisting of a tender offer (the “Offer”), followed by a back-end merger of Purchaser with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent is the sole stockholder of Deltek, Inc., a Delaware corporation (“Deltek”), which has guaranteed all of Parent’s and Purchaser’s obligations under the Merger Agreement.

The Company’s Board of Directors (the “Board”) determined that the transactions contemplated by the Merger Agreement, including the Offer and the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, and approved the Merger Agreement and the transactions contemplated thereby, and recommended that the stockholders of the Company accept the Offer and tender their shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) in the Offer.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Parent will cause Purchaser to commence the Offer for all of the Company’s issued and outstanding shares of Common Stock at a purchase price of $9.00 per share (the “Offer Price”), net to the seller in cash, without interest and subject to any withholding taxes.

Subject to the terms and conditions of the Merger Agreement, the Offer will initially remain open for 20 business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied or waived, then Purchaser will extend the Offer for one or more successive periods of 10 business days, until April 2, 2018, to permit the satisfaction of all Offer conditions.

The obligation of Purchaser to purchase shares of Common Stock tendered in the Offer is subject to customary closing conditions, including (1) shares of Common Stock having been validly tendered and not properly withdrawn prior to the expiration of the Offer that represent, together with the shares of Common Stock then owned by Purchaser and its subsidiaries (if any), at least one share more than half of the then outstanding shares of Common Stock (the “Minimum Condition”), (2) the absence of any law, injunction, judgment or other legal restraint that prohibits the consummation of the Offer or the Merger, (3) the absence of any legal proceeding by and governmental body having authority over Parent, Purchaser or the Company challenging or seeking to restrain or prohibit the consummation of the Offer or the Merger, (4) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (generally subject to Material Adverse Effect (as defined in the Merger Agreement) and materiality qualifiers), (5) the Company’s performance of its obligations, agreements and covenants under the Merger Agreement in all material respects, (6) the absence, since the date of the Merger Agreement, of a Material Adverse Effect, and (7) the Merger Agreement not having been validly terminated in accordance with its terms.

Following the consummation of the Offer, and subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, the Merger will be effected pursuant to the procedure provided for by Section 251(h) of the General Corporation Law of the State of Delaware (“DGCL”), without a meeting or vote of the Company’s stockholders. The Merger will be effected as soon as practicable following the acceptance of the shares of Common Stock validly tendered and not properly withdrawn pursuant to the Offer (the “Offer Acceptance Time”).

At the Effective Time (as defined in the Merger Agreement), each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares (1) held by the Company (including as treasury stock), (2) held by Parent, Purchaser, or any other wholly owned subsidiary of Parent, including any shares acquired by Purchaser in the Offer or (3) owned by any stockholder who is entitled to demand and properly demands the appraisal of such shares in accordance with, and in compliance in all respects with, the DGCL) will be automatically cancelled and converted into the right to receive the Offer Price (the “Merger Consideration”), without interest and subject to any withholding taxes.

As of the Effective Time (1) each outstanding Company stock option, whether or not then vested, will be cancelled in exchange for the right to receive an amount in cash, without interest and subject to any withholding taxes, equal to the excess, if any, of the Merger Consideration over the per share exercise price applicable to such Company stock option, multiplied by the total number of shares subject to such Company stock option, and (2) each outstanding restricted stock unit (“RSU”) award of the Company shall be cancelled in exchange for the right to receive an amount in cash, without interest and subject to any withholding taxes, equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Common Stock subject to the RSU award.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to certain exceptions, the parties will use reasonable best efforts to cause the Offer and the Merger to be consummated. The Company has also agreed generally (1) to operate its business in the ordinary course of business consistent with past practice in all material respects and (2) not to solicit other proposals to acquire the Company or to participate in discussions or provide information in connection with other proposals to acquire the Company, subject to certain exceptions.

Prior to the Offer Acceptance Time, the Board may, among other things, (a) change its recommendation that the Company’s stockholders accept the Offer and tender their shares of Common Stock in the Offer, (b) enter into a definitive acquisition agreement providing for a Superior Offer (as defined in the Merger Agreement) or (c) terminate the Merger Agreement to enter into a definitive acquisition agreement providing for a Superior Offer.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $4 million.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Purchaser. In addition, such representations, warranties and covenants (1) have been made only for purposes of the Merger Agreement, (2) have been qualified by (a) matters specifically disclosed in certain reports filed by the Company with the Securities and Exchange Commission (“SEC”) prior to the date of the Merger Agreement (subject to certain exceptions) and (b) confidential disclosures made to Parent and Purchaser in the disclosure schedule delivered in connection with the Merger Agreement, (3) are subject to various materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors, (4) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (5) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. In addition, any such confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the SEC, including with regard to the Offer and the Merger.

If the Merger is consummated, the Common Stock will be delisted from the Nasdaq Capital Market and deregistered under the Securities Exchange Act of 1934.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

On October 5, 2017, the Company issued a press release announcing the entry into the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and, to the extent relating to the announcement of the entry into the Merger Agreement, is incorporated herein by reference. The press release should be read in conjunction with the section regarding forward-looking statements, which is included in the text of the press release.

Important Information

The Offer referred to in this document has not yet commenced. This communication is not an offer to purchase or a solicitation of an offer to sell shares of Common Stock. The solicitation and the offer to purchase shares of Common Stock will only be made pursuant to an offer to purchase and related materials that Deltek, Parent and Purchaser intend to file with the SEC. At the time the Offer is commenced, Deltek, Parent and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and soon thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer.

STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE MAKING ANY DECISION WITH RESPECT TO THE OFFER BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES THERETO.

Investors may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available), at the SEC’s web site at www.sec.gov or by visiting the Company’s Investor Relations website at ir.onvia.com or by contacting Cameron Way, the Company’s Chief Financial Officer by phone at (206) 373-9034 or by e-mail at investorrelations@onvia.com.

Forward-Looking Statements

This communication contains forward-looking statements in addition to historical and other information. The Company uses words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “looking forward,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will” and “would,” or any variations of these words, or other words with similar meanings to or that otherwise, identify forward-looking statements. All statements that address activities, events, performance or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Forward-looking statements may relate to such matters as the Offer, the expected timing of its completion and the completion of the related transactions, the expected benefits of the Offer and the related transactions, as well as the Company’s industry, business strategy, goals, projections and expectations. The following are some of the factors and uncertainties that could cause actual future results, performance, condition and events to differ, including materially, from those expressed in any forward-looking statements: (1) uncertainties as to the timing of the proposed transactions relating to the Offer; (2) the risk that the proposed transactions, including the Offer and the Merger, may not be completed in a timely manner or at all; (3) uncertainties as to the percentage of the Company’s stockholders that will support the proposed transactions and tender their shares in the Offer; (4) the possibility that competing offers or acquisition proposals for the Company will be made; (5) the possibility that any or all of the various conditions to the consummation of the proposed transactions may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement (such as the occurrence of a material adverse effect), including in circumstances that would require the Company to pay a termination fee or other expenses; (7) risks regarding the failure to obtain the necessary financing to complete the proposed transactions; (8) the effect of the announcement or pendency of the proposed transactions on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, and its operating results and business generally; (9) risks related to diverting management’s attention from the Company’s ongoing business operations; (10) the risk that stockholder litigation in connection with the proposed transactions may result in significant costs of defense, indemnification and liability; (11) effects of changes in the general business, political and economic climates; and (12) other factors as set forth from time to time in the Company’s filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2016, subsequent Form 10-Q filings, and other SEC filings. These forward-looking statements reflect the Company’s expectations as of the date of this communication. Factors or events that could affect the proposed transactions or cause actual events, results or performance to differ, including materially, may emerge from time to time, and it is not possible for the Company to predict all of them. Accordingly, no assurances can be given as to, among other things, whether the proposed transactions will be completed or if any of the other events anticipated by the forward-looking statements will occur or what impact they will have. Any forward-looking statements made by the Company in this communication speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 4, 2017, by and among Onvia, Inc., Project Diamond Intermediate Holdings Corp., and Project Olympus Merger Sub, Inc.*

99.1	Onvia, Inc. Press Release dated October 5, 2017.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 4, 2017, by and among Onvia, Inc., Project Diamond Intermediate Holdings Corp., and Project Olympus Merger Sub, Inc.*

99.1	Onvia, Inc. Press Release dated October 5, 2017.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2017	ONVIA, INC.

	By:	/s/ Russell Mann
Russell Mann
Chief Executive Officer

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